EXHIBIT 99.1
ORCHID ISLAND CAPITAL ANNOUNCES
NOVEMBER 2016 MONTHLY DIVIDEND AND
OCTOBER 31, 2016 RMBS PORTFOLIO CHARACTERISTICS

	November 2016 Monthly Dividend of $0.14 Per Share
	RMBS Portfolio Characteristics as of October 31, 2016

Vero Beach, Fla., November 9, 2016 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of November 2016. The dividend of $0.14 per share will be paid December 9, 2016, to holders of record on November 30, 2016, with an ex-dividend date of November 28, 2016.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 9, 2016, the Company had 26,425,291 shares outstanding, including shares sold through the Company's at the market program through that date that have not yet settled. At September 30, 2016, the Company had 26,252,193 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2016 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

	RMBS Valuation Characteristics
	RMBS Assets by Agency
	Investment Company Act of 1940 (Whole Pool) Test Results
	Repurchase Agreement Exposure by Counterparty
	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2015.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Oct 2016 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Nov)
As of October 31, 2016
Adjustable Rate RMBS	$1,946	$2,068	106.26	0.09%	3.50%	0.67%
10-1 Hybrid Rate RMBS	45,795	47,607	103.96	2.00%	2.55%	16.85%
Hybrid Adjustable Rate RMBS	45,795	47,607	103.96	2.00%	2.55%	16.85%
15 Year Fixed Rate RMBS	87,705	93,174	106.24	3.91%	3.28%	11.74%
20 Year Fixed Rate RMBS	414,418	453,529	109.44	19.05%	4.00%	9.18%
30 Year Fixed Rate RMBS	1,499,390	1,655,562	110.42	69.55%	4.32%	9.44%
Total Fixed Rate RMBS	2,001,513	2,202,265	110.03	92.51%	4.21%	9.49%
Total Pass-through RMBS	2,049,254	2,251,940	109.89	94.60%	4.17%	9.64%
Interest-Only Securities	533,737	52,188	9.78	2.19%	3.55%	17.96%
Inverse Interest-Only Securities	356,097	76,342	21.44	3.21%	5.62%	15.56%
Structured RMBS	889,834	128,530	14.44	5.40%	4.78%	17.08%
Total Mortgage Assets	$2,939,088	$2,380,470		100.00%	4.21%	11.81%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of October 31, 2016			As of October 31, 2016
Fannie Mae	$1,841,313	77.4%	Whole Pool Assets	$1,961,445	82.4%
Freddie Mac	530,750	22.2%	Non Whole Pool Assets	419,025	17.6%
Ginnie Mae	8,407	0.4%	Total Mortgage Assets	$2,380,470	100.0%
Total Mortgage Assets	$2,380,470	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $10.5 million purchased in October 2016 which settle in November 2016, and exclude assets with a fair value of $118.6 million sold in October 2016 which settle in November 2016.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of October 31, 2016	Borrowings(1)	Debt	in Days	Maturity
Citigroup Global Markets Inc	$277,985	12.1%	10	1/5/2017
Mitsubishi UFJ Securities (USA), Inc	203,824	8.9%	16	11/30/2016
RBC Capital Markets, LLC	202,219	8.8%	14	11/14/2016
South Street Securities, LLC	183,022	8.0%	5	11/21/2016
J.P. Morgan Securities LLC	175,600	7.7%	26	12/16/2016
ED&F Man Capital Markets Inc	167,788	7.3%	36	1/23/2017
Goldman, Sachs & Co	157,562	6.9%	14	11/21/2016
Wells Fargo Bank, N.A.	150,474	6.6%	10	11/10/2016
ICBC Financial Services LLC	140,773	6.1%	42	12/30/2016
Daiwa Securities America Inc.	112,192	4.9%	11	11/14/2016
Cantor Fitzgerald & Co	105,748	4.6%	41	1/9/2017
Natixis, New York Branch	95,964	4.2%	10	11/21/2016
KGS-Alpha Capital Markets, L.P	88,244	3.8%	19	11/25/2016
Nomura Securities International, Inc.	67,649	3.0%	41	12/12/2016
Mizuho Securities USA, Inc	55,770	2.4%	7	11/7/2016
FHLB-Cincinnati	53,866	2.3%	1	11/1/2016
Guggenheim Securities, LLC	50,284	2.2%	28	11/28/2016
Suntrust Robinson Humphrey, Inc	4,024	0.2%	10	11/10/2016
Total Borrowings	$2,292,988	100.0%	19	1/23/2017

(1)
In October 2016, the Company purchased assets with a fair value of approximately $10.5 million which settle in November 2016 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above. In October 2016, the Company also sold assets with a fair value of approximately $118.6 million which settle in November 2016. The table above includes repurchase agreement borrowings of approximately $112.2 million which are collateralized by these sold securities.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average		Weighted		Weighted		Modeled	Modeled
		Months		Average		Average		Interest	Interest
		To Next		Lifetime		Periodic		Rate	Rate
	Fair	Coupon Reset		Cap		Cap Per Year		Sensitivity	Sensitivity
Asset Category	Value	(if applicable)		(if applicable)		(if applicable)		(-50 BPS)(1)	(+50 BPS)(1)
As of October 31, 2016
Adjustable Rate RMBS	$2,068	7		10.05%		2.00%		$12	$(12)
Hybrid Adjustable Rate RMBS	47,607	75		7.55%		2.00%		566	(745)
Total Fixed Rate RMBS	2,202,265	n/	a	n/	a	n/	a	32,649	(45,480)
Total Pass-through RMBS	2,251,940	n/	a	n/	a	n/	a	33,227	(46,237)
Interest-Only Securities	52,188	n/	a	n/	a	n/	a	(7,660)	6,081
Inverse Interest-Only Securities	76,342	1		6.15%		n/	a	2,513	(4,295)
Structured RMBS	128,530	n/	a	n/	a	n/	a	(5,147)	1,786
Total Mortgage Assets	$2,380,470	n/	a	n/	a	n/	a	$28,080	$(44,451)

Funding Hedges
								Modeled	Modeled
								Interest	Interest
				Average		Hedge		Rate	Rate
				Notional		Period		Sensitivity	Sensitivity
				Balance(2)		End Date		(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions				$453,846		Dec-2019		$(4,478)	$7,375
Treasury Futures Contracts - Short Positions				185,000		Dec-2026		(7,424)	7,378
Payer Swaps				600,000		Feb-2020		(9,715)	9,715
TBA Short Positions				135,000		Nov-2016		(1,490)	2,682
Grand Total								$4,973	$(17,301)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $129.63 at October 31, 2016. The nominal value of the short position was $239.8 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400